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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the reference to our Firm under the caption "Experts" and to the use of our report on the consolidated financial statements of PubliCARD, Inc. dated March 26, 1999, incorporated by reference in the Registration Statement on Form S-3 and the related Prospectus of PubliCARD, Inc. dated October 29, 1999.

                                          /s/ ARTHUR ANDERSEN LLP

Stamford, Connecticut
October 25, 1999